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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 14, 1999

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                                  ESOFT, INC.
             (Exact name of registrant as specified in its charter)

          ------------------------------------------------------------




                DELAWARE                         00-23527                           84-0938960
(State or other jurisdiction of          (Commission File Number)               (I.R.S. Employer
incorporation or organization)                                               Identification Number)


                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
   (Address and Telephone Number of Registrant's Principal Executive Office)

                          5335 STERLING DRIVE, SUITE C
                            BOULDER, COLORADO 80301
          (Former Address of Registrant's Principal Executive Office)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 25, 1999, the Company consummated a merger with Apexx Technology, Inc., an Idaho corporation ("Apexx"), pursuant to which Apexx became a wholly-owned subsidiary of the Company. In consideration for the merger, upon its completion, each share of Apexx common stock was converted into the right to receive 1.119651 shares of eSoft common stock, for a total of Apexx 1,591,365 shares of eSoft common stock, and each outstanding and unexercised option to purchase a share of Apexx common stock was converted into an option or a right to purchase 1.085879 shares of eSoft common stock, for a total of 1,356,003 shares of eSoft common stock. Immediately following the consummation of the merger, Apexx stockholders owned approximately 18.1% of the combined company and eSoft stockholders owned approximately 81.9% of the combined company. Assuming that all eSoft and Apexx options and warrants are exercised, Apexx security holders will own approximately 25.9% of the combined company and eSoft security holders will own approximately 74.1% of the combined company. Immediately following the merger, there were 9,112,965 shares of the Company's common stock outstanding.

ITEM 5.  OTHER EVENTS

         On May 14, 1999, the Company sold 156,250 shares of the Company's common stock to an investor in a private transaction at a price of $3.20 per share, for a total consideration of $500,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The financial statements of the business acquired will be filed by amendment to this form 8-K within 60 days of June 9, 1999.

(b)      Pro Forma Financial Information.

         The pro forma financial information will be filed by amendment to this form 8-K within 60 days of June 9, 1999.


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(c)      Exhibits.


EXHIBIT
NUMBER              DESCRIPTION OF EXHIBITS

2.1 Amended and Restated Agreement and Plan Merger dated January 25, 1999 between eSoft, Inc., eSoft Acquisition Corporation and Apexx Technology, Inc. (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

2.2        Form of Stockholders Agreement executed by Apexx Technology, Inc.
           stockholders in connection with the merger (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

2.3 Form of Escrow Agreement executed by eSoft, Inc. Thomas Loutzenheiser and The Trust Company of The Bank of Montreal (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

2.4 Employment Agreement by and between eSoft, Inc. and Thomas Loutzenheiser (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

9.1 Voting Agreement by and between eSoft, Inc and Tom Loutzenheiser, Gayl Loutzenheiser and David Dahms (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

9.2 Voting Agreement by and between eSoft, Inc and Albert Youngwerth, Heather Youngwerth, Lawrence Lynch, George Minow, Chris Minow, William Rivers, Ray Jenks (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

10.2 Secured promissory note entered into by Apexx Technology, Inc. and eSoft, Inc. dated December 2, 1998 (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

10.3 Security agreement entered into by Apexx Technology, Inc. pledging assets to secure loan agreement entered into dated December 2, 1998 (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

10.4 Stock Pledge Agreement entered into by Thomas Loutzenheiser and eSoft, Inc. dated December 2, 1998 (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

10.5 Guaranty Agreement entered into by Thomas Loutzenheiser and eSoft, Inc. dated December 2, 1998 (filed with Registration Statement on Form S-4 on March 19, 1999 and incorporated herein by reference).

10.5 Trademark License Agreement between Apexx Technology, Inc. and eSoft (filed with Registration Statement on Form S-4/A-1 on April 20, 1999 and incorporated herein by reference).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   eSoft, Inc.



Date:  June 9, 1999                By:  /s/ Jeffrey Finn
                                        --------------------------------
                                        Name: Jeffrey Finn
                                        Title: President and Chief Executive
                                               Officer


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